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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):    August 23, 2001


                               VIRATA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                      000-28157               77-0521696
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)


                           2700 SAN TOMAS EXPRESSWAY
                         SANTA CLARA, CALIFORNIA  95051
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000


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Item 5.  Other Events.
-------  -------------

     On August 23, 2001, in a presentation to analysts and investors, management of the Registrant will disclose information relating to the Registrant's understanding of the DSL market in Asia and comment specifically on the Registrant's position in the major markets in the region. Attached hereto as
Exhibit 99.1 and incorporated by reference herein is the relevant text of the presentation.


Item 7.  Financial Statements, Pro Forma and Exhibits.
-------  --------------------------------------------

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.


     Exhibit No.        Description
     -----------        -----------

     99.1 Excerpt of presentation to be given by management on August 23, 2001.




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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of August 23, 2001

                                      VIRATA CORPORATION

                                      By:  /s/ Steven Moore
                                         -----------------------
                                         Steven Moore
                                         Vice President, Finance





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                                 EXHIBIT INDEX



        Exhibit No.           Description
        -----------           -------------------------------------------------

        99.1                  Excerpt of presentation to be given by management
                              on August 23, 2001.
                              -------------------------------------------------





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